UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)     April 18, 2007

                             AURORA GOLD CORPORATION
             (Exact name of registrant as specified in its charter)


              Delaware                 0-24393             13-3945947
    (State or other jurisdiction     (Commission         (IRS Employer
          of incorporation)          File Number)      Identification No.)


30 Ledgar Road, Balcatta, WA, Australia                       6021
(Address of principal executive offices)                   (Zip Code)

Registrant's Telephone Number, including the area code:     (+61) 8 9240-2836

(Former name or former address, if changed from last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Information A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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AURORA GOLD CORPORATION
-----------------------

Item 8.01 Other Events

Aurora Gold Corporation (the "Company", "Aurora Gold"), a mineral exploration company focusing on exploration and development in the Tapajos Gold Province, State of Para, Brazil, is pleased to announce the latest results from the Molly Prospect have extended the current 300m of strike of the mineralised structure by over 100m to the east on the Molly occurrence on the Company's Sao Domingos property.

Results from 3 further drill sections, at 40 metre spacing, have been received with all holes intersecting significant alteration and mineralization. Results include:

5.44 m @ 1.4 g/t from 53.8 m
1.88 m @ 3.2 g/t from 66.4 m
0.97 m @ 3.6 g/t from 60.2 m
0.90 m @ 5.1 g/t from 37.2 m
1.85 m @ 3.2 g/t from 53.1 m
0.89 m @ 9.8 g/t from 106.6 m
0.93 m @ 4.3 g/t from 90.7 m

* Resources quoted in this news release have been prepared in accordance with the Australasian Joint Ore Reserves Committee (the "JORC") code for reporting of Mineral Resources and Ore Reserves (the "JORC Code").

Resource modelling is currently underway and pre-feasibility studies have commenced on the Molly Prospect. Drilling during 2007 will focus on strike extensions of the deposit and collecting geotechnical/metallurgical data. The resource still remains open along strike in both directions and to depth, and Aurora Gold will continue to evaluate the potential, and is confident that Molly could evolve and link up with other noted targets further along strike. The results could see a series of satellite mines that could provide high grade mill feed for years to come and provide a cash flow to aggressively explore the Tapajos properties.

Aurora Gold is a mineral exploration company focusing on the exploration and development of its 7 exploration properties in the Tapajos Gold Province, State of Para, Brazil. The project areas were selected due to their proximity to known gold occurrences and from historical records of gold production. The lithologies associated with the projects are similar to those that have proven to be the host of significant gold occurrences elsewhere in the Tapajos. Aurora Gold's stock trades on the following exchanges under the symbol "ARXG" on the NASD OTC Bulletin Board in the United States of America, under the symbols "A4G.FSE" and "A4G.ETR" on the Frankfurt Exchange and "A4G.BER" on the Berlin-Bremen Stock Exchanges in Germany.


Item 9.01     Financial Statements and Exhibits

(d)  Exhibits:

99.1 Aurora Gold Corporation news release issued April 18, 2007 and disseminated through the facilities of recognized newswire services.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AURORA GOLD CORPORATION


Date: April 18, 2007                    by: /s/ A. Cameron Richardson
      --------------                        -------------------------
                                                A. Cameron Richardson
                                                CFO and Director


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